UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 7, 2006

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

1733 Ocean Avenue, Suite 400 Santa Monica, California (Address of principal executive offices)	90401 (Zip Code)

310-899-2600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 1.02 Termination of a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2006, Maguire Properties - 555 W. Fifth, LLC and Maguire Properties - 350 S. Figueroa, LLC (the “Borrowers”), each a wholly owned subsidiary of Maguire Properties, L.P, the operating partnership of Maguire Properties, Inc. (the “Company”), completed a $458 million, interest-only ten-year mortgage refinancing with Nomura Credit & Capital, Inc. (the “Lender”) for our Gas Company Tower and World Trade Center Garage properties. The mortgage loan will bear interest at a fixed rate of 5.102% and will mature on August 11, 2016. The mortgage loan was secured by a deed of trust and certain other loan documents, including the Loan Agreement, dated as of August 7, 2006, by and between the Borrowers and the Lender (the “Loan Agreement”) filed herewith as Exhibit 99.1 and incorporated herein by this reference.

The Loan Agreement requires only the payment of interest during the term of the loan and may not be repaid in whole or part at any time prior to the maturity date without penalty except under the following circumstances: during the ninety-day period prior to the maturity date, the Borrowers may prepay without a prepayment fee with thirty days prior written notice to the Lender; or, the Borrowers may, prior to the ninety-day period prior to the maturity date, voluntarily defease the loan in whole, but not in part, after the earlier to occur of (i) two years from the startup day of a Real Estate Mortgage Investment Conduit Trust that holds either promissory note made in connection with the Loan Agreement, or (ii) August 7, 2009 (three years from the date of the Loan Agreement), provided that no event of default exists. The Borrowers’ right to voluntarily defease the loan is subject to the satisfaction of certain conditions as set forth in the Loan Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

On August 7, 2006, the Borrowers repaid a $230 million secured mortgage loan with Bank of America, dated June 27, 2003, upon the refinancing of our Gas Company Tower and World Trade Center Garage properties as described above. The repaid loan bore interest at a variable rate of LIBOR + 0.824% with an original maturity date of July 6, 2007. There were no prepayment penalty fees associated with the early repayment.

Also on August 7, 2006 the Borrowers repaid a $30 million secured senior mezzanine loan with Bank of America, dated June 27, 2003, upon the refinancing of our Gas Company Tower and World Trade Center Garage properties as described above. The repaid loan bore interest at a variable rate of LIBOR + 3.75% with an original maturity date of July 7, 2008. There were no prepayment penalty fees associated with the early repayment.

Additionally on August 7, 2006, the Borrowers repaid a $20 million secured junior mezzanine loan with Bank of America, dated June 27, 2003, upon the refinancing of our Gas Company Tower and World Trade Center Garage properties as described above. The repaid loan bore interest at a variable rate of LIBOR + 6.625% with an original maturity date of July 6, 2007. There were no prepayment penalty fees associated with the early repayment.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this current report on Form 8-K.

Exhibit No.	Description

99.1	Loan Agreement, dated as of August 7, 2006, by and between Maguire Properties - 555 W. Fifth, LLC, Maguire Properties - 350 S. Figueroa, LLC and Nomura Credit & Capital, Inc.

99.2	Guaranty Agreement, dated as of August 7, 2006, by Maguire Properties, L.P. in favor of Nomura Credit & Capital, Inc.

99.3	Promissory Note A-1, dated as of August 7, 2006, by and between Maguire Properties - 555 W. Fifth, LLC, Maguire Properties - 350 S. Figueroa, LLC and Nomura Credit & Capital, Inc.

99.4	Promissory Note A-2, dated as of August 7, 2006, by and between Maguire Properties - 555 W. Fifth, LLC, Maguire Properties - 350 S. Figueroa, LLC and Nomura Credit & Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Dallas E. Lucas
Dallas E. Lucas
Executive Vice President and
Chief Financial Officer

Dated: August 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Loan Agreement, dated as of August 7, 2006, by and between Maguire Properties - 555 W. Fifth, LLC, Maguire Properties - 350 S. Figueroa, LLC and Nomura Credit & Capital, Inc.

99.2	Guaranty Agreement, dated as of August 7, 2006, by Maguire Properties, L.P. in favor of Nomura Credit & Capital, Inc.

99.3	Promissory Note A-1, dated as of August 7, 2006, by and between Maguire Properties - 555 W. Fifth, LLC, Maguire Properties - 350 S. Figueroa, LLC and Nomura Credit & Capital, Inc.

99.4	Promissory Note A-2, dated as of August 7, 2006, by and between Maguire Properties - 555 W. Fifth, LLC, Maguire Properties - 350 S. Figueroa, LLC and Nomura Credit & Capital, Inc.